EXHIBIT 99.3

EXECUTION COPY

BLOCKED ACCOUNT CONTROL AND SECURITY AGREEMENT

BLOCKED ACCOUNT CONTROL AND SECURITY AGREEMENT dated as of April 22, 2005 (this “Agreement”), by and between The Nasdaq Stock Market, Inc., a Delaware corporation (the “Guarantor”), and JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacity as administrative agent under the Term Loan Agreement referred to below (the “Administrative Agent”), and JPMCB, in its capacity as the “Securities intermediary” (as defined in Section 8-102 of the UCC) and/or the “Bank” (as defined in Section 9-102 of the UCC) (in such capacities, the “Financial Institution”).

Reference is made to (i) the Secured Term Loan Agreement dated as of April 22, 2005 (as amended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Norway Holdings SPV, LLC (“Holdings”), Norway Acquisition SPV, LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and JPMCB, as Administrative Agent and (ii) the Guarantee Agreement dated as of April 22, 2005 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among the Guarantor, the Borrower and JPMCB, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Term Loan Agreement. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Pursuant to (a) an Agreement and Plan of Merger (the “Merger Agreement”) dated as of the date hereof among the Guarantor, Norway Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of the Guarantor (“Merger Sub”), and Instinet Group Incorporated, a Delaware corporation (the “Seller”), Merger Sub will merge with and into the Seller, with the Seller surviving such merger as a wholly owned subsidiary of the Guarantor (the “Acquisition”) and (b) a Transaction Agreement (the “VAB Transaction Agreement”) to be entered into among the Guarantor, Merger Sub and Iceland Acquisition Corp., a Delaware corporation (“VAB Acquisition Sub”) all the capital stock of which is owned by affiliates of Silver Lake Partners, the Guarantor will, immediately upon completion of the Acquisition, sell the assets, liabilities and capital stock of the subsidiaries of the Seller that comprise its VAB business to VAB Acquisition Sub.

In order to obtain a portion of the financing for the Acquisition, the Guarantor will issue on the Effective Date $205,000,000 aggregate principal amount of newly issued Convertible Notes, together with the Warrants, to the Borrower for an aggregate purchase price of $205,000,000 in cash. The Borrower has requested the Lenders to extend credit, subject to the terms and conditions specified in the Term Loan Agreement, in the form of the Loans on the Effective Date, the proceeds of which will be deposited by the Administrative Agent directly in the Blocked Account (as defined herein) in satisfaction of the Borrower’s obligations to pay the purchase price of the Convertible Notes and the Warrants. The Loans shall be (a) secured by the Convertible Notes and the Warrants and (b) guaranteed by (i) the Guarantor, which guarantee shall be secured by the cash deposited in the Blocked Account, which shall include the proceeds from the sale of the Convertible Notes and the Warrants and the Additional Amounts, and (ii) Holdings, which guarantee shall be secured by the Borrower Equity.

In connection with the foregoing, Holdings has obtained the Sponsor Commitment Letter pursuant to which the Sponsors commit to provide to Holdings, and Holdings commits to provide to the Borrower, a cash contribution in an amount of not less than $205,000,000 upon the consummation of the Acquisition. In the event the Acquisition shall not have been consummated on or prior to the Maturity Date, the Convertible Notes shall be redeemed by the Guarantor at the adjusted issue price thereof plus accrued interest.

The Guarantor acknowledges that (a) it will derive substantial benefit from the making of the Loans by the Lenders and (b) the Lenders have agreed to make Loans on the condition that, among other things, the Guarantor executes and delivers a Blocked Account Control and Security Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to agree to make the Loans, the Guarantor is willing to execute this Agreement.

The parties hereto refer to Account No. 10221794 in the name of “The Nasdaq Stock Market, Inc.” established hereby and maintained at the Financial Institution (the “Blocked Account”) and hereby agree as follows:

1. On the Effective Date, (i) the Administrative Agent will deposit the proceeds of the Loans directly in the Blocked Account and (ii) the Guarantor will deposit the Additional Amounts (which will equal $2,400,000) directly in the Blocked Account.

2. As security for the payment or performance, as the case may be, in full of the Obligations, the Guarantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Lenders, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Lenders, a security interest (the “Security Interest”) in, all right, title or interest in or to the Blocked Account (and any successor account) and all cash and cash equivalents and proceeds thereof now or hereafter held in or constituting part of or relating to the Blocked Account (and any successor account) (the “Blocked Account Collateral”).

3. The Financial Institution shall not change the name or account number of the Blocked Account without the prior written consent of the Administrative Agent. The Financial Institution acknowledges and agrees that the Blocked Account is intended to be a deposit account. Notwithstanding such intention, as used herein (i) ”Deposit Account” shall mean the Blocked Account if it is determined to be a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC) and (ii) ”Securities Account” shall mean the Blocked Account if it is determined to be a “securities account” (within the meaning of Section 8-501 of the UCC).

4. All securities or other property underlying any financial assets credited to the Blocked Account shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution and in no case will any financial asset credited to the Blocked Account be registered in the name of the Guarantor, payable to the order of the Guarantor or specially indorsed to the Guarantor.

5. The Financial Institution hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Blocked Account if it is determined to be a Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a) (9) of the UCC.

6. During the term of this Agreement, the Blocked Account Collateral shall be invested and reinvested by the Financial Institution in a JPMorgan Trust Account returning one month LIBOR less 25 basis points, computed daily. And all amounts received in respect of such investment and reinvestment shall be deposited in the Blocked Account and shall constitute Blocked Account Collateral.

7. The Security Interest is granted as security only and shall not subject the Administrative Agent or any of the Lenders to, or in any way alter or modify, any obligation or liability of the Guarantor with respect to or arising out of the Blocked Account.

8. The Security Interest constitutes a legal and valid security interest in the Blocked Account securing the payment and performance of the Obligations. The Blocked Account is owned by the Guarantor free and clear of any Lien (other than the Security Interest). The Guarantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Blocked Account against all persons and to defend the Security Interest of the Administrative Agent in the Blocked Account and the priority thereof against any other Lien.

9. Upon the occurrence and during the continuance of an Event of Default, the Guarantor agrees that the Administrative Agent shall have the right to, or at the request of the Required Lenders, the Administrative Agent will, subject to the mandatory requirements of applicable law, foreclose on the Blocked Account and apply the proceeds thereof to pay in full in cash all the Obligations.

10. The Guarantor shall remain liable to, at its own cost and expense, duly and punctually, observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Blocked Account, all in accordance with the terms and conditions thereof, and the Guarantor agrees to indemnify and hold harmless the Administrative Agent and the Lenders from and against any and all liability for such performance; provided, however, that the Guarantor shall not be liable for, or indemnify the Administrative Agent with respect to, any liability resulting from the Administrative Agent’s gross negligence or wilful misconduct as found in a final judgment of a court.

11. All rights of the Administrative Agent hereunder, the Security Interest and all obligations of the Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on the Blocked Account, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full in cash of all the Obligations).

12. The Guarantor acknowledges that the Administrative Agent has exclusive “control” of the Blocked Account under Sections 9-104 and 9-106 of the Uniform Commercial Code. The Financial Institution confirms that it has not and will not agree with any third party to direct transfer or redemption of any financial asset relating to the Blocked Account, or to comply with any instructions or other directions concerning the Blocked Account or the disposition of any Blocked Account Collateral originated by such third party without further consent by the Guarantors, without the prior written consent of the Administrative Agent and the Guarantor.

13. The Financial Institution shall honor only entitlement orders, withdrawal, payment, transfer or other fund disposition or other instructions (collectively, “instructions”) received from the Administrative Agent concerning the Blocked Account without further consent by the Guarantor. The Guarantor shall have no right to issue instructions or any other right or ability to access or withdraw or transfer funds from the Blocked Account. In the event the Administrative Agent notifies the Financial Institution that an Event of Default has occurred and is continuing, the Financial Institution shall immediately transfer all the funds in the Blocked Account to an account specified by the Administrative Agent. The Administrative Agent agrees that (a) in the event that on the Maturity Date, all conditions to the consummation of the Acquisition (as set forth in the Merger Agreement) shall have been satisfied or waived and all conditions to any senior secured credit facilities to be obtained by the Guarantor in connection with the Acquisition shall have been satisfied or waived, then the Administrative Agent shall deliver a written instruction to the Financial Institution directing it to cause (i) funds in an amount equal to all Obligations then outstanding to be released from the Blocked Account to the Administrative Agent, which amount will be applied to indefeasibly pay in full in cash all remaining Obligations and (ii) all remaining funds in the Blocked Account, if any, to be released to the Guarantor, which amounts will be applied to pay a portion of the merger consideration payable in the Acquisition and (b) in the event the Convertible Notes are required to be redeemed on the Maturity Date pursuant to the terms of the Convertible Notes Documents, then the Administrative Agent shall deliver a written instruction to the Financial Institution directing it to transfer funds in an amount equal to the then outstanding Obligations to an account designated by the Administrative Agent, for the benefit of the Lenders, which funds shall be applied to repay the then outstanding Obligations (which repayment shall satisfy the Guarantor’s obligations under the Convertible Notes Documents to pay the redemption price in respect of the Convertible Notes and the Warrants (unless the Warrants expired or were otherwise terminated prior to such time) to the extent that such repayment is in an amount equal to the aggregate redemption price of the Convertible Notes and the Warrants, if any, required to be paid pursuant to Section 3.06 of the Indenture and the terms of the Warrants and otherwise pays in full all of the Obligations).

14. The Financial Institution may exercise any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney). The Financial Institution shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

15. Notwithstanding anything to the contrary in this Agreement and, for purposes of the following clauses (b) and (c), except to the extent a court determines in a final judgment that the Financial Institution’s gross negligence or wilful misconduct was the primary cause of any loss to the Guarantor: (a) the Financial Institution shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (b) the Financial Institution shall be fully protected in acting or refraining from acting in good faith without investigation on any notice, instruction or request purportedly furnished to it by the Administrative Agent in accordance with the terms hereof, in which case the parties hereto agree that the Financial Institution has no duty to make any further inquiry whatsoever; (c) the Financial Institution shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including, but not limited to, lost profits), even if the Financial Institution has been advised of the likelihood of such loss or damage and regardless of the form of action); and (d) the Financial Institution shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond the Financial Institution’s reasonable control.

16. The Guarantor hereby agrees to indemnify, defend and save harmless the Financial Institution and its directors, officers, agents and employees (the “indemnitees”) from and against any and all loss,

liability or expense (including the reasonable and documented fees and expenses of in house or outside counsel and the reasonable and documented expense of document location, duplication and shipment) (collectively, “Covered Items”) arising out of or in connection with the Financial Institution’s execution and performance of this Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to such indemnitee’s gross negligence or wilful misconduct as found in a final judgment of a court. The Administrative Agent hereby agrees to indemnify, defend and save harmless the Financial Institution against any Covered Items incurred (a) in connection with this Agreement or the Blocked Account or any interpleader proceeding related thereto, (b) at the Administrative Agent’s direction or instruction or (c) due to any claim by the Administrative Agent of an interest in the Blocked Account or the funds on deposit therein. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Financial Institution or the termination of this Agreement. The parties hereby grant the Financial Institution a lien on, right of set-off against and security interest in the Blocked Account Collateral for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

17. The Guarantor shall furnish the Financial Institution with form W-8 or W-9, certifying its correct Taxpayer Identification Number (“TIN”) assigned by the Internal Revenue Service (“IRS”) or any other taxing authority. Notwithstanding such written directions, the Financial Institution shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. All proceeds of the Blocked Account Collateral shall be retained in the Blocked Account and reinvested from time to time by the Financial Institution as provided in paragraph 3. In the event that any earnings remain undistributed at the end of any calendar year, the Financial Institution shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Administrative Agent. In addition, the Financial Institution shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities. Any tax returns or reports required to be prepared and filed on behalf of or by the Blocked Account Collateral will be prepared and filed by the Guarantor, and the Financial Institution shall have no responsibility for the preparation and/or filing of any tax return with respect to any income earned by the Blocked Account Collateral. In addition, any tax or other payments required to be made pursuant to such tax return or filing will be paid by the Guarantor. The Financial Institution shall have no responsibility for such payment unless directed to make such payment by the appropriate authorized party.

18. The Financial Institution may terminate this Agreement (a) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (b) because of a material breach by the Guarantor or the Administrative Agent of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto; provided that this Agreement shall terminate when there are no funds in the Blocked Account, including as a result of transfers permitted by paragraph 10 hereof. The provisions of paragraphs 15 and 16 above shall survive any such termination.

19. The Guarantor agrees to pay the Financial Institution upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder. The fees associated with the Blocked Account are $2,500 per year without pro-ration for partial years.

20. This Agreement (a) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, (b) shall become effective when counterparts hereof have been signed by the parties hereto and (c) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Blocked Account or this Agreement. Regardless of any provision in any other agreement, the State of New York shall be the jurisdiction of the Financial Institution for purpose of Sections 9-304 and 8-110 of the Uniform Commercial Code as in effect in the State of New York from time to time. All notices under this Agreement shall be in writing and sent (including via facsimile transmission) to the parties hereto at their respective addresses or fax numbers set forth below (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time).

21. (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail, (b) no amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto and (c) the Financial Institution hereby confirms and agrees that (i) there are no other agreements entered into between the Financial Institution and the Guarantor with respect to the Blocked Account, (ii) it has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Blocked Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person and (iii) it has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Guarantor or the Administrative Agent purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

THE NASDAQ STOCK MARKET, INC.,		JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:	/s/ David P. Warren	By:	/s/ Thomas H. Mulligan
Name:	David P. Warren	Name:	Thomas H. Mulligan
Title:	Executive Vice President and Chief Financial Officer	Title:	Managing Director

Address		277 Park Avenue, 23rd Floor New York, NY 10172 Attention: Thomas Mulligan Fax No.: (646) 534-1720
For Notices:	One Liberty Plaza New York, NY 10006 Attention: Office of General Counsel Fax No.: (301) 978-8472

JPMORGAN CHASE BANK, N.A., as Financial Institution,

By:	/s/ John Mazzuca
Name:	John Mazzuca
Title:	Vice President

Address
For Notices	4 New York Plaza, 21st Floor
New York, NY 10004
Attention: Saverio Lunetta
Fax No.: (212) 623-6168

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